                        ELEVENTH AMENDMENT TO CREDIT AGREEMENT

       ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 15, 1998, among TRANSWORLD HEALTHCARE INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                                  W I T N E S S E T H
                                  - - - - - - - - - -

       WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

       WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

       NOW, THEREFORE, it is agreed:

1. Amendments and Modifications to Credit Agreement

   1. Notwithstanding the provisions of the Credit Agreement or any other Credit Document, it is acknowledged and agreed that Transworld Home Healthcare Nursing Division, Inc. ("Nursing") may sell (the "Nursing Sale") substantially all of its assets so long as the following conditions are satisfied: (I) the Nursing Sale is consummated in accordance with the Asset Purchase Agreement, dated as of June 5, 1998, among Transworld Home Healthcare Nursing Division, Inc., Transworld HealthCare, Inc., Pediatric Services of America, Inc., a Georgia corporation and Pediatric Services of America, Inc., a Delaware corporation and the schedules, exhibits and/or annexes hereto, (II) the aggregate gross consideration received upon consummation of the Nursing Sale is not less than $5,300,000, (III) not more than $300,000 received in satisfaction of clause (II) is placed into escrow (the "Escrow"), which amounts shall be held in escrow pursuant to the Escrow Agreement, dated as of June 5, 1998, between Nursing and SunTrust Bank, Atlanta, as Escrow Agent (the "Escrow Agreement"), (IV) on the Eleventh Amendment Effective Date (as defined below) $5,000,000, less amounts used to repay liabilities of Nursing which amounts shall not exceed $900,000 in the aggregate, shall be applied by the Borrower to repay outstanding Loans, (V) upon release of amounts from Escrow to Nursing pursuant to the Escrow Agreement such amounts shall be applied by the Borrower to repay outstanding Loans and (VI) the Total Revolving Loan Commitment shall be reduced by an amount equal to the amounts applied to repay outstanding Loans pursuant to clauses (IV) and (V).

    2. Section 9.12 of the Credit Agreement is hereby amended by inserting immediately prior to the phrase "the Existing Indebtedness" appearing in clauses (i) thereof the phrase "the Nursing Asset Purchase Agreement,"

    3. Section 11 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

        "Nursing Asset Purchase Agreement" shall mean the Asset Purchase Agreement, dated as of June 5, 1998, by and among Transworld Home Healthcare Nursing Division, Inc., the Borrower, Pediatric Services of America, Inc., a Georgia corporation, and Pediatric Services of America, Inc., a Delaware corporation.

II. Miscellaneous Provisions

    1. In order to induce the Banks to enter into the Amendment, the Borrower hereby represents and warrants that all of the representatives and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Eleventh Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

    2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Without in any way limiting the foregoing, by executing this Amendment, the Banks do not waive (and the Borrower acknowledges and agrees that the Banks have not waived) any Default or Event of Default which may exist as of the Eleventh Amendment Effective Date, both before and after giving effect to this Amendment.

    3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    5. This Amendment shall become effective as of the date (the "Eleventh Amendment Effective Date") when the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Eleventh Amendment Effective Date.

     6. From and after the Eleventh Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


                                 *     *     *

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver the Amendment as of the date first above written.

                                             TRANSWORLD HEALTHCARE, INC.,
                                              as Borrower



                                             By
                                                --------------------------
                                                Title



                                             BANKERS TRUST COMPANY,
                                              Individually and as Agent



                                             By
                                                --------------------------
                                                Title




                                             THE BANK OF NEW YORK



                                             By
                                                --------------------------
                                                Title



                                             BANQUE PARIBAS



                                             By
                                                --------------------------
                                                Title



                                             By
                                                --------------------------
                                                Title

                                            UNION BANK OF SWITZERLAND,
                                             NEW YORK BRANCH



                                             By
                                                --------------------------
                                                Title



                                             By
                                                --------------------------
                                                Title



                                             FLEET BANK, N.A.



                                             By
                                                --------------------------
                                                Title

Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Eleventh Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Tenth Amendment.

Acknowledged and
Agreed this 15th day
of July, 1998.


DERMAQUEST, INC.,
 as a Pledgor



By
   ---------------------------
   Title:



MK DIABETIC SUPPORT
SERVICES, INC.,
 as a Pledgor



By
   ---------------------------
   Title



THE PROMPTCARE COMPANIES, INC.,
 as a Pledgor



By
   ---------------------------
   Title

THE PROMPTCARE LUNG CENTER, INC.,
 as a Pledgor



By
   ---------------------------
   Title



STERI-PHARM, INC.,
 as a Pledgor



By
   ---------------------------
   Title



TRANSWORLD HOME HEALTHCARE NURSING DIVISION, INC., as a Pledgor



By
   ---------------------------
   Title



RESPIFLOW, INC.,
 as a Pledgor



By
   ---------------------------
   Title

TRANSWORLD ACQUISITION CORP.,
 as a Pledgor



By
   ---------------------------
   Title